UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2009 (June 11, 2009)

TITAN ENERGY WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	000-26139 (Commission File No.)	26-0063012 (IRS Employer Identification No.)

55800 Grand River Avenue, Suite 100
New Hudson, MI 48165-8713
 (Address of principal executive offices, including zip code)

(248) 446-8557
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

The Asset Purchase Agreement

On June 11, 2009 (the “Closing Date”), Titan Energy Worldwide, Inc. (“Titan” or “the Registrant”), through its wholly owned subsidiary, Grove Power, Inc., a Florida corporation (“Grove Power”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) with R.B. Grove, Inc., a Florida corporation engaged in the marketing, selling, distribution and servicing of backup and emergency power equipment in the state of Florida and certain other territories (“RBG”), and Tom Piper, the sole shareholder of RBG.  A copy of the Asset Purchase Agreement is attached hereto as Exhibit 10.1.

The transaction described in the Asset Purchase Agreement is referred to in this Current Report as the Asset Purchase Transaction. A summary of the Asset Purchase Transaction, as well as the material terms and conditions of the Asset Purchase Agreement, are set forth below, but such summary is qualified in its entirety by the terms and conditions of the Asset Purchase Agreement, which are incorporated herein by this reference.

Pursuant to the Asset Purchase Agreement, Titan, through its wholly owned subsidiary, Grove Power, acquired certain assets and liabilities of RBG’s Industrial Division and Service Division (the Industrial Division and the Service Division are collectively referred to herein as the “Business”) for the following consideration:

1.	a deposit of $50,000, which amount was paid prior to the Closing Date;
2.	the sum of $521,510.00, which Grove Power will pay to MTU/Katolight on RBG’s behalf in satisfaction of all amounts owed to MTU/Katolight as set forth in the Asset Purchase Agreement;
3.	the sum of $144,827.00, which amount was paid to RBG on the Closing Date;
4.	the sum of $86,612.00 in the form of a secured promissory note (the “Note”) that is due 18 months after the Closing Date and accrues interest at the rate of 8% per year;
5.	the issuance of a five year warrant to purchase 200,000 shares of common stock of Titan at a price of $.01 per share; and
6.	the sum of $20,000.00 for legal fees, which amount was paid on the Closing Date.

The Asset Purchase Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the consideration and the process of exchanging the consideration.  The Asset Purchase Agreement also contains reciprocal indemnification provisions that provide for indemnification in the event of a breach of a representation or warranty.

The Security Agreement

In connection with the issuance of the Note, as partial consideration for the Business, Grove Power and RBC entered into a security agreement, dated June 11, 2009 (the “Security Agreement”), pursuant to which Grove Power granted to RBG a junior subordinated security interest in Grove Power’s interest in the Business.  A copy of the Security Agreement is attached hereto as Exhibit 10.2.

The Sublease Agreement

In connection with the Asset Purchase Transaction, RBG entered into a sublease agreement with Grove Power, dated June 1, 2009 (the “Sublease Agreement”), pursuant to which RBG agreed to sublease to Grove Power certain office and warehouse space in Miami, Florida for a period of eighteen months commencing on June 1, 2009 and terminating on November 30, 2010 for a monthly rent of $5,157 plus 50% of utilities and phone and copier charges.  The sublease obligations were guaranteed by Titan.  A copy of the Sublease Agreement is attached hereto as Exhibit 10.3.

There were no material relationships between Titan, Grove Power or its respective affiliates and any of the parties to the Asset Purchase Agreement, other than in respect of the Asset Purchase Agreement.

SECTION 2- FINANCIAL INFORMATION

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On the Closing Date, Titan, through Grove Power, completed the purchase of the Business of RBG.  Additional information regarding the purchase is set forth above under Item 1.01, Entry Into a Material Definitive Agreement, and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As partial consideration for the Asset Exchange Transaction, Grove Power issued to RBG a secured promissory note (the “Note”) in the amount of $86,612.00.  The principal is due on November 11, 2010, together with interest accrued thereon at the rate of 8% per year.  The obligations of Grove Power under the Note are secured by a subordinated security interest in Business pursuant to a Security Agreement.  The information regarding the Security Agreement is set forth above under Item 1.01 of this Report and is incorporated herein by reference. A copy of the Note is attached hereto as Exhibit 10.4.

SECTION 8 – OTHER EVENTS

Item  8.01  Other Events.

On June 16, 2009, Titan issued a press release announcing that it had completed the purchase of selected assets and liabilities of RBG (the “Acquisition”).  A copy of the Press Release announcing the Acquisition is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01              Financial Statements and Exhibits.

Financial statements of RBG and consolidated pro forma financial information for Titan following the acquisition are provided as follows:

(a) Financial Statements (Audited) as of and for the year ended December 31, 2008 and (unaudited) interim Financial Statements as of and for the three month period ended March 31, 2009.

To be filed by an amendment no later than 71 calendar days after the date hereof.

(b) Pro Forma Financial Statements (Unaudited)

To be filed by an amendment not later than 71 calendar days after the date hereof.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	Asset Purchase Agreement, dated June 11, 2009, by and among Grove Power, Inc., RB Grove, Inc. and Tom Piper, the sole shareholder of RB Grove, Inc.

10.2	Security Agreement, dated June 11, 2009, between Grove Power, Inc. and RB Grove, Inc.

10.3	Sublease Agreement, dated June 1, 2009, between Grove Power, Inc. and RB Grove, Inc.

10.4	Secured Promissory Note, dated June 11, 2009.

99.1	Press Release, dated June 16, 2009, entitled “Titan Energy Worldwide Completes Asset Purchase of Established Power Generation business in Miami, Florida.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: June 17, 2009	TITAN ENERGY WORLDWIDE, INC.

By /s/ John Michael Tastad
John Michael Tastad
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Asset Purchase Agreement, dated June 11, 2009, by and among Grove Power, Inc., RB Grove, Inc. and Tom Piper, the sole shareholder of RB Grove, Inc.

10.2	Security Agreement, dated June 11, 2009, between Grove Power, Inc. and RB Grove, Inc.

10.3	Sublease Agreement, dated June 1, 2009, between Grove Power, Inc. and RB Grove, Inc.

10.4	Secured Promissory Note, dated June 11, 2009.

99.1	Press Release, dated June 16, 2009, entitled “Titan Energy Worldwide Completes Asset Purchase of Established Power Generation business in Miami, Florida.”